UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.___)
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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule14a-12
LIONS GATE ENTERTAINMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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You are receiving this communication because Lions Gate Entertainment Corp. (the "Company") is using notice and access to delivery proxy materials to its shareholders and you hold shares in the Company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, www.sedar.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. LIONS GATE ENTERTAINMENT CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on September 12, 2017. LIONS GATE ENTERTAINMENT CORP. ATTN: INVESTOR RELATIONS 2700 COLORADO AVENUE SANTA MONICA, CA 90404 USA Meeting Information Meeting Type: Annual General and Special Meeting For holders as of: July 25, 2017 Date: September 12, 2017 Time: 10:00 a.m., local time Location: Shangri-La Hotel 188 University Avenue Toronto, Ontario, M5H 0A3 Canada See the reverse side of this notice to obtain proxy materials and voting instructions. E31596-P96671

Proxy Materials Available to VIEW or RECEIVE: Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Voting Deadline: If you vote by Internet or Mail, your vote must be received by 11:59 p.m. Eastern Time on September 11, 2017. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before August 29, 2017 to facilitate timely delivery which the Company anticipates will occur prior to the proxy deposit date and the meeting. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT 2017 ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: E31597-P96671 XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items 1k. Daryl Simm 1c. Arthur Evrensel 1b. Gordon Crawford 1f. Michael T. Fries 1d. Jon Feltheimer 1e. Emily Fine 1i. G. Scott Paterson 1g. Sir Lucian Grainge 1h. Dr. John C. Malone 1j. Mark H. Rachesky, M.D. 5. Approval of 2017 Performance Incentive Stock Option Plan: To approve the Company's 2017 Performance Incentive Plan. See the section entitled "Proposal 5: Approval of the Lions Gate Entertainment Corp. 2017 Performance Incentive Plan" in the Notice and Proxy Statement. 1l. Hardwick Simmons 2. Appointment of Auditors: To reappoint Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2018 at a remuneration to be determined by the directors of the Company. See the section entitled "Proposal 2: Re-Appointment of Independent Registered Public Accounting Firm" in the Notice and Proxy Statement. 1m. David M. Zaslav The Board of Directors recommends that you vote FOR proposals 2, 3 and 5 and 1 YEAR for proposal 4: 4. Advisory Vote on Frequency of Future Votes on Executive Compensation: To pass a non-binding advisory resolution to approve the frequency of future advisory votes on executive compensation paid to the Company's Named Executive Officers. See the section entitled "Proposal 4: Advisory Vote to Approve Frequency of Advisory Votes on Executive Compensation" in the Notice and Proxy Statement. 3. Advisory Vote on Executive Compensation: To pass a non-binding advisory resolution to approve the compensation paid to the Company's Named Executive Officers. See the section entitled "Proposal 3: Advisory Vote to Approve Executive Compensation" in the Notice and Proxy Statement. 1a. Michael Burns 1. Election of Directors: To elect directors of the Company for the ensuing year. See the section entitled “Proposal 1: Election of Directors” in the Notice and Proxy Statement. The Board of Directors recommends that you vote FOR the following director nominees: E31598-P96671

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